UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K

________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2017

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-2313	SOUTHERN CALIFORNIA EDISON COMPANY	California	95-1240335

2244 Walnut Grove Avenue (P.O. Box 800) Rosemead, California 91770 (Address of principal executive offices)
(626) 302-1212 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
As previously disclosed, Peter T. Dietrich, who had been Senior Vice President of Southern California Edison Company’s (“SCE”) Transmission and Distribution organization, left SCE effective January 21, 2017. In connection with his separation from SCE, Mr. Dietrich entered into an agreement with Edison International, SCE’s corporate parent, on February 6, 2017, to receive benefits pursuant to (i) the Edison International 2008 Executive Severance Plan, as amended and restated effective August 24, 2016 and filed as Exhibit No. 10.5 to Edison International’s Form 10-Q for the quarter ended September 30, 2016 (the “9/30/16 10-Q”), (ii) the Edison International 2008 Executive Retirement Plan, as amended and restated effective August 24, 2016 and filed as Exhibit No. 10.1 to the 9/30/16 10-Q, and (iii) the terms and conditions applicable to Edison International long-term incentive grants, incorporated by reference as exhibits to Edison International’s Form 10-K for the year ended December 31, 2015 and filed as Exhibit 10.4 to Edison International’s Form 10-Q for the quarter ended March 31, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN CALIFORNIA EDISON COMPANY
(Registrant)

/s/ Connie J. Erickson
Connie J. Erickson
Vice President and Controller

Date: February 10, 2017